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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 14, 1998


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


         1-8552                                            31-0738296
(Commission File Number)                       (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5.        OTHER EVENTS

On September 15, 1998 BANC ONE CORPORATION ("BANC ONE") and First Chicago NBD Corporation ("First Chicago NBD") issued a joint press release announcing approval of their proposed merger by the Board of Governors of the Federal Reserve and also by the shareholders of First Chicago NBD and BANC ONE. A copy of such press release is filed herein as Exhibit 99.1 and incorporated by reference herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC ONE CORPORATION
                                       (Registrant)


Date:  September 17, 1998              By: /s/ Steven A. Bennett
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                                           Steven A. Bennett
                                           Senior Vice President

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